8. Financial Risk Management	12 Months Ended
Jun. 30, 2020
Notes
8. Financial Risk Management

8.   Financial Risk Management

The Company's financial instruments are exposed to certain financial risks. The risk exposures and the impact on the Company's financial instruments are summarized below.

Currency risk

The Company is primarily exposed to currency fluctuations relative to the U.S. dollar through expenditures that are denominated in foreign currencies.  Also, the Company is exposed to the impact of currency fluctuations on its foreign currency monetary assets and liabilities.

The Company is exposed to foreign currency risk through the following financial assets and liabilities denominated in currencies other than U.S. dollars:

30 June 2020	Cash	Receivables	Accounts payable and accrued liabilities
Canadian dollars	12,513	1,739	(39,938)
Indonesian Rupiah	66,906,321	-	638,635,895

30 June 2019	Cash	Receivables	Accounts payable and accrued liabilities
Canadian dollars	3,026	12,849	(83,353)
Indonesian Rupiah	310,453,039	-	(439,546,620)

30 June 2018	Cash	Receivables	Accounts payable and accrued liabilities
Canadian dollars	987	10,016	(128,813)
Indonesian Rupiah	211,156,790	-	(341,664,000)

At 30 June 2020, with other variables unchanged, a 10% change in exchange rates would affect the loss by $6,350 (2019 - $6,073, 2018 - $9,860).

Credit risk

Credit risk is the risk of loss if a customer or third party to a financial instrument fails to meet its contractual obligations. The Company's cash is held by reputable financial institutions. Receivables consist of goods and services taxes due from the Federal Government of Canada. Management believes that the credit risk concentration with respect to cash and receivables is remote.

Price risk

The Company is exposed to price risk with respect to commodity and equity prices. Equity price risk is defined as the potential adverse impact on the Company's earnings, or ability to obtain equity financing, due to movements in individual equity prices or general movements in the level of the stock market. Commodity price risk is defined as the potential adverse impact on earnings and economic value due to commodity price movements and volatilities. The Company closely monitors commodity prices of oil and gas, individual equity movements, and the stock market to determine the appropriate course of action to be taken by the Company.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due.  Liquidity requirements are managed based on expected cash flows to maintain sufficient capital to meet short term obligations. As at 30 June 2020, the Company had a current assets of $92,306 which is not sufficient to settle current liabilities of $641,488. The Company's management continues to work on obtaining financing to meet these obligations and also on reaching alternative arrangements with relevant parties.

Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market interest rates. As at 30 June 2020, the Company has a positive cash balance and other than certain promissory notes, which have a fixed interest rate of 9% per annum and 6% per annum, its debt was interest free. The Company has no significant concentrations of interest rate risk arising from operations.